UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                  (Amendment 2)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 9, 2001


                               Pacific Sands, Inc.
                           (Exact name of registrant)



       Nevada                       00-29483                  88-0322882
(State of Incorporation)     (Commission file Number)  (I.R.S. Employer Id. No.)



              601 W. Shaw Ave., #D, Clovis, CA          93612
         (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code  (559) 325-7023
                                                    --------------



Item 4. Changes in Registrant's Accountant.


Effective August 9, 2001, the Registrant dismissed its principal auditors, Cacciamatta Accountancy Corporation. Cacciamatta Accountancy Corporation's report on the Registrant's financial statements for the year ended June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles except that the report included a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

The change in auditors was approved by the Company's Board of Directors.

Cacciamatta Accountancy Corporation was retained on October 5, 2000 and audited the registrant's financial statements for the year ended June 30, 2000 and performed SAS 71 reviews on the 10QSBs for the September 30, 2000 and December 31, 2000 quarters. Cacciamatta Accountancy Corporation was not engaged to perform an SAS 71 review on the March 31, 2001 10-QSB.


From October 5, 2000, through August 9, 2001, there were no disagreements with Cacciamatta Accountancy Corporation on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Cacciamatta Accountancy Corporation, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has requested that Cacciamatta Accountancy Corporation furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter, dated September 6, 2001, is filed as Exhibit 16.0.

Effective August 9, 2001, the Registrant retained Alex D. Domantay & Associates to act as Registrant's independent accountant to audit Registrant's financial statements. During the two most recent fiscal years and through August 9, 2001, the Registrant has not consulted with Alex D. Domantay & Associates on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)(ii)).


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

(c) Exhibits

     16. Letter dated September 6, 2001 from Cacciamata Accountancy Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                         Pacific Sands, Inc.
                                         -------------------
                                         (Registrant)

Date: September 7, 2001                  /s/      Stanley Paulus
                                         -------------------------------------
                                         Stanley Paulus, President

September 6, 2001





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  50549


RE:  Pacific Sands, Inc.

We have read the statements included under Item 4 of Pacific Sands, Inc.'s Form 8-K to be filed September 10, 2001. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.


Yours truly,



/s/ Cacciamatta Accountancy Corporation